UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):  November 19, 2008

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2008, EMRISE Corporation (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware effectuating a 1-for-3.75 reverse split (the “Reverse Split”) of the Company’s outstanding common stock effective as of November 19, 2008.  The number of authorized shares of common stock and their par value, and the other terms of the Company’s common stock, were not affected by the Reverse Split. A copy of the Certificate of Amendment is attached to this as Exhibit 3.1 to this report.

On November 20, 2008, the Company issued a press release regarding the Reverse Split. A copy of the press release is attached as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of EMRISE Corporation, filed on November 19, 2008.

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: November 20, 2008	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of EMRISE Corporation, filed on November 19, 2008.
99	Press Release